EXHIBIT 10.13

       CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THE SCHEDULES TO THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                           NETWORK SERVICES AGREEMENT


         This NETWORK SERVICES AGREEMENT (the "AGREEMENT") is effective as of 12:01 A.M. January 1, 2000 (the "EFFECTIVE DATE"), between SAVVIS Communications Corporation, a Missouri corporation ("SAVVIS"), and Bridge Information Systems, Inc., a Missouri corporation ("BRIDGE").

                                    RECITALS

     A. Bridge is engaged in the business of collecting and distributing various financial, news and other data.

     B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services.

     C. SAVVIS and certain of its subsidiaries have acquired from Bridge and certain of its subsidiaries certain assets relating to the provision of Internet Protocol backbone and other data transport services, and may in the future acquire additional such assets from Bridge and certain of its subsidiaries, all pursuant to a Master Establishment and Transition Agreement between SAVVIS' corporate parent, SAVVIS Communications Corporation, a Delaware corporation, and Bridge, of even date herewith (the .
     D. It is an obligation of the parties under the Master Establishment and Transition Agreement to cause this Network Services Agreement to be entered into between SAVVIS and Bridge, pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to Bridge.

     E. Together with this Agreement, the parties hereto are entering into a Technical Services Agreement of even date herewith (the "TECHNICAL SERVICES AGREEMENT") and an Administrative Services Agreement of even date herewith (the "ADMINISTRATIVE SERVICES AGREEMENT"), providing for the provision of certain services to SAVVIS by Bridge. Certain subsidiaries of SAVVIS and certain subsidiaries of Bridge are entering into, and may in the future enter into, Local Transfer Agreements, Local Network Services Agreements (the "LOCAL

NETWORK SERVICES AGREEMENTS"), Equipment Collocation Permits (the "EQUIPMENT COLLOCATION PERMITS"), and Local Administrative Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   CONTRACT DOCUMENTS AND DEFINITIONS

     1.1. This Agreement shall consist of this Network Services Agreement by and between SAVVIS and Bridge, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Attachments, provided that if such a conflict shall arise, the Attachments shall control.

     1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for everyissue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

     1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Additional definitions are provided in Schedule 3.1 of this Agreement. Capitalized terms not otherwise defined have the meanings assigned to such terms in the Master Establishment and Transition Agreement.

          "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

          "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

          "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

          "AMERICAS" means North America, Central America and South America, including the Caribbean, but excluding the United States.

          "ASIA" means Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Macau, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

          "BRIDGE"   means  Bridge   Information   Systems,   Inc.,  a  Missouri
          corporation, and its successors and assigns.

          "BRIDGE SUBSIDIARIES" has the meaning assigned to the term "Seller Subsidiaries" in the Master Establishment and Transition Agreement.

          "CONFIDENTIAL INFORMATION" means all information concerning the business of Bridge, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Bridge by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

               (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

               (b) is or becomes publicly known through no wrongful act of the receiving party; or

               (c)  is rightfully  received by the receiving  party from a third
                    party  without   restriction  and  without  breach  of  this
                    Agreement.

          "DISTRIBUTOR COUNTRY" means any country in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

          "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

          "EUROPE" means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

          "EVENT OF DEFAULT BY SAVVIS" has the meaning  assigned to such term in
          Section 7.1 of this Agreement.

          "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

          "INSTALLATION   SITE"  means  any  facility  of  Bridge  or  a  Bridge
          Subsidiary or of vendors or customers of Bridge or a Bridge Subsidiary at which one or more of the Networks is installed.

          "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Bridge in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

          "MINIMUM ANNUAL  COMMITMENT" has the meaning  assigned to such term in
          Schedule 3.1 of this Agreement.

          "NETWORK" and  "NETWORKS"  have the meaning  assigned to such terms in
          Section 2.1 of this Agreement.

          "REPLACED  ROUTERS"  has the meaning  assigned to such term in Section
          2.7 of this Agreement.

          "QUALITY OF SERVICE STANDARDS" means the standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

          "SAVVIS"   means  SAVVIS   Communications   Corporation,   a  Missouri
          corporation, and its successors and assigns.

          "SAVVIS  BACKBONE" means those facilities that are owned by, or leased
          to,  SAVVIS  providing   telecommunications   utilizing  the  Internet
          Protocol.

          "SAVVIS PARENT" means SAVVIS Communications Corporation, a Delaware corporation.

          "SAVVIS SUBSIDIARIES" has the meaning assigned to the term "Buyer Subsidiaries" in the Master Establishment and Transition Agreement.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "TELERATE" means Telerate Holdings, Inc., a Delaware corporation.

          "TELERATE NETWORK SERVICES AGREEMENT" means the network services agreement pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to Telerate.

          "TRANSITION  PERIOD" has the meaning  assigned to such term in Section
          6.3 of this Agreement.

2.   THE NETWORKS AND QUALITY OF SERVICE STANDARDS

     2.1. SAVVIS agrees to use the Acquired Network Facilities to provide (or to cause the SAVVIS Subsidiaries to provide) to Bridge and the Bridge Subsidiaries the following managed packet-data transport networks, including the operation, management and maintenance thereof:

          (a)  a  global  office-automation   network,   providing  connectivity
               between the offices of Bridge (the "OA NETWORK"),

          (b)  a global data collection network (the "COLLECTION NETWORK") and

          (c)  a global data distribution network (the "DISTRIBUTION NETWORK"),

               which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

     2.2. Each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in Schedule
           2.2 hereof, except to the extent that SAVVIS is unable to meet such Quality of Service Standards with respect to any Installation Site as a result of (i) a failure of the Acquired Network Facilities to operate in accordance with the Quality of Service Standards on the Effective Date or (ii) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (iii) equipment or software used by Bridge and not provided by SAVVIS. SAVVIS may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. SAVVIS shall be responsible for monitoring the performance of the Networks and shall provide Bridge with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Bridge shall be entitled to receive, upon written request by Bridge, a credit in the amount set forth on Schedule 2.2 attached hereto, which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

     2.3. SAVVIS agrees that, for the term of this Agreement, the network operations centers for the Networks shall be managed by Bridge under the Technical Services Agreement; provided, however, that SAVVIS shall not be restricted from building, managing and operating one or more network operations for such portions of the SAVVIS Backbone or other operations of SAVVIS that are not used to provide the Networks to Bridge.

     2.4. [Intentionally omitted.]

     2.5. In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits, and to use its best efforts to avoid single points of failure in the engineering design of such Additional Network Facilities, consistent with the level of redundancy specified in the applicable Addendum.

     2.6. Throughout the term of this Agreement, SAVVIS shall use its reasonable best efforts to continue to meet the requests of Bridge to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Bridge to compete on the basis of the quality of the Networks.

     2.7. The parties acknowledge that SAVVIS intends to replace certain existing routers among the Acquired Network Facilities (the "REPLACED ROUTERS") with new equipment promptly after the Effective Date. It is the intention of the parties that the Replaced Routers will be re-deployed at Installation Sites at which one or more 56 Kbps ports or 64 Kbps ports will be provided by SAVVIS using Additional Network Facilities as set forth in Section 3.1 hereof. SAVVIS agrees to manage the use of its inventory of routers in order to re-deploy the maximum number of Replaced Routers as is commercially reasonable. So long as Replaced Routers are available for re-deployment during the 18 months following the Effective Date, SAVVIS agrees not to make any bulk purchases of additional routers without the prior written consent of Bridge, which will not be unreasonably withheld. Upon the expiration of 18 months following the Effective Date, the parties shall determine the number of Replaced Routers that the parties mutually agree are likely to be so re-deployed within the succeeding 12 months. All Replaced Routers that are not reasonably likely to be so re-deployed within such 12-month period shall be purchased from SAVVIS by Bridge at a price per Replaced Router equal to the average net book value as of the Effective Date of all routers included in the Acquired Network Facilities.

3.   RATES AND CHARGES

     3.1. Bridge shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 hereof.

     3.2. The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared between SAVVIS and Bridge. Any reduction pursuant to this Section shall not affect the Minimum Annual Commitment.

     3.3. For any Installation Site to which SAVVIS is providing services both under this Agreement and the Telerate Network Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would
          otherwise  be  applicable  to  such   Installation   Site  under  this
          Agreement.

4.   STRATEGIC ADVISORY COMMITTEE

     4.1. Within 30 days after the Effective Date, SAVVIS and Bridge shall each appoint three senior executives to the "STRATEGIC ADVISORY COMMITTEE," and one outside consultant shall be jointly appointed by both parties. Any fees and expenses of such outside consultant incurred in connection with service on the Strategic Advisory Committee shall be shared equally by SAVVIS and Bridge. Each party shall have the right to change any or all of its representatives on the Strategic Advisory Committee upon written notice to the other party. A quorum of the Strategic Advisory Committee shall consist of four members, provided that at least two members appointed by each party are present. The Chair of the Strategic Advisory Committee shall be designated by Bridge from among the seven members of the Committee.

     4.2. The mission of the Strategic Advisory Committee shall be to review the performance of the Networks, to serve as forum for the consideration and discussion of issues raised by either SAVVIS or Bridge with respect to the Networks, and to discuss issues related to the future development of the data transport and Internet Protocol backbone operations of SAVVIS in the context of the relationship of SAVVIS and Bridge.

     4.3. The Strategic Advisory Committee shall meet with reasonable frequency, at the call of the Chair.

     4.4. The Strategic Advisory Committee shall have reasonable access to the Chief Executive Officer and the Board of Directors of SAVVIS to raise areas of concern to the Committee under this Agreement.

     4.5. SAVVIS  agrees to use its  reasonable  best efforts to comply with the
          recommendations  of  the  Strategic   Advisory   Committee   regarding
          performance issues arising under this Agreement.

5.   INVOICES

     5.1. The amounts due to SAVVIS from Bridge for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Bridge in United States currency within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

     5.2. At any time and from time to time, Bridge may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly invoice from SAVVIS to Bridge shall reflect a reduction in the amount charged to Bridge for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

          (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

          (b) the amounts set forth on Schedule 5.2 attached hereto, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

     5.3. Bridge shall pay any sales, use, federal excise, utility, gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Networks. In the alternative, Bridge shall provide SAVVIS with a certificate evidencing Bridge's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

     5.4. Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Bridge is entitled as a result of the resolution of a billing dispute shall be credited promptly to Bridge's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

     5.5. Against the amounts owed by Bridge to SAVVIS under this Agreement, Bridge shall have the right to offset any amounts owed by SAVVIS to Bridge under this Agreement, the Technical Services Agreement, or otherwise, including without limitation any amounts paid by Bridge on behalf of SAVVIS under guarantees by Bridge of obligations of SAVVIS.

6.   TERM AND EXTENSIONS

     6.1. This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

     6.2. The term of this Agreement may be extended by Bridge for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

     6.3. Upon the termination of this Agreement in accordance with its scheduled expiration or by Bridge pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Bridge shall pay SAVVIS for the use of the Networks at the rates in effect at the effective date of termination. If Bridge has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Bridge until Bridge has completely migrated to another provider.

7.   TERMINATION BY BRIDGE

     7.1. An "EVENT OF DEFAULT BY SAVVIS" shall be deemed to occur if:

          (a) SAVVIS has failed to a material degree to perform or comply with or has violated any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Bridge; or

          (b) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

          (c) an Event of Default by SAVVIS occurs under the Telerate Network Services Agreement.

     7.2. Bridge shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

          (a) Bridge provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Bridge's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

          (b) Bridge provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

     7.3. For purposes of Section 7.1(a), if the Quality of Service Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month.

8.   TERMINATION BY SAVVIS

     8.1. SAVVIS shall have the right to terminate this Agreement if:

          (a) Bridge has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Bridge with written notice thereof, provided that Bridge shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

          (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Bridge has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Bridge under this Agreement, and Bridge has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS;

          (c) Bridge becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

          (d)  SAVVIS  becomes   entitled  to  terminate  the  Telerate  Network
               Services Agreement pursuant to the terms thereof.

     8.2. Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under Section 8.1(b) solely for a failure by
                                       10

          Bridge to perform or comply with, a violation by Bridge of, the obligations of Bridge under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Bridge of such Section.

9.   ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

     9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.4, and shall promptly inform Bridge of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Bridge shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

     9.2. If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best efforts to bring the
          Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill Bridge for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria.

     9.3. Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Bridge of such test results.

10.  RIGHTS AND OBLIGATIONS OF BRIDGE

     10.1.SITE   PREPARATION.   For  the  installation  of  Additional   Network
          Facilities, Bridge shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Bridge shall ensure that Bridge-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Bridge-provided equipment because it is not on-site by the scheduled installation date, Bridge shall pay SAVVIS to redispatch installation personnel.

     10.2. PROPER USE OF NETWORKS.

          10.2.1. Bridge shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Bridge shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

          10.2.2. Bridge shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Bridge's officers, employees, agents or contractors, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

          10.2.3. Bridge shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Bridge shall relieve SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Bridge shall be liable to SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Bridge shall neither permit nor assist others to abuse or fraudulently use the Networks, or to use the Networks for any unauthorized or illegal purposes, including:

          (a) obtaining or attempting to obtain service by any fraudulent means or device to avoid payment; or

          (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

          (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act; or

          (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed.

          Notwithstanding  the  provisions of Section 8, upon the breach of this
          Section 10.3 by Bridge, SAVVIS shall have the right to terminate this Agreement immediately upon written notice to Bridge.

10.4.     COVENANT NOT TO COMPETE.

          10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Bridge acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Bridge covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Bridge nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Bridge and the Bridge Subsidiaries shall be free to continue to use the Call Assets and the satellite networks currently used by Bridge, until such Call Assets or satellite networks have been acquired by SAVVIS or the SAVVIS Subsidiaries pursuant to the Master Establishment and Transition Agreement, and
                    (ii) Bridge shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

          10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this
                    Section 10.4 because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

          10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this
                    Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

          10.4.4. Bridge specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Bridge hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.  RIGHTS AND OBLIGATIONS OF SAVVIS

          11.1. Provision of the Networks. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

          11.2.     REPRESENTATIONS AND WARRANTIES.

                     11.2.1. SAVVIS hereby warrants that the portion of the Networks using the Acquired Network Facilities will operate in accordance with the Quality of Service Standards upon the Effective Date and throughout the term of this Agreement. SAVVIS further warrants that the Networks using any Additional Network Facilities will operate in accordance with the Quality of Service Standards as provided in the applicable Addendum. In the event that the Networks fail to operate in accordance with the Quality of Service Standards, the remedies provided herein or in the applicable Addendum shall apply.

                     11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or other regulatory body. If, during the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Bridge 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

                     11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          11.3. So long as Bridge is the beneficial owner of 20% of the outstanding voting securities of SAVVIS, SAVVIS shall not, without the prior written consent of Bridge, take any action or otherwise enter into any agreement, arrangement or understanding, including without limitation the creation or issuance of any class of stock or other security, or any agreement with any shareholder of SAVVIS, the effect of which would be to provide any shareholder of SAVVIS with any rights or privileges relating to shareholders of SAVVIS that are not similarly enjoyed by Bridge.

          11.4. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS could cause irreparable harm to Bridge, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Bridge shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Bridge in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Bridge, as liquidated damages and not as a penalty, an amount equal to the lesser of (a) the aggregate amounts paid by Bridge to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50,000,000.

12.       LIMITATIONS OF LIABILITY

          12.1. Neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

          12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Bridge's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Bridge's indemnification obligations with respect to a breach of
                    Section 10.3.

13.       EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

          13.1.     SAVVIS  shall  not  be  responsible  for  the  installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Bridge uses equipment or software not provided by SAVVIS hereunder in a manner that impairs
                    Bridge's use of the Networks, Bridge shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Bridge. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Bridge shall eliminate the likelihood of such hazard, interference or service obstruction.

          13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Bridge. SAVVIS shall, upon the receipt of appropriate specifications from Bridge, inform Bridge of the compatibility with the Networks of any equipment or software that Bridge proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the effects, if any, of the Networks on the operating characteristics and efficiency of any such equipment or software.

14.       PROPRIETARY RIGHTS; LICENSE

          14.1. SAVVIS hereby grants to Bridge a non-exclusive and non-transferable license to use all programming and software necessary for Bridge to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Bridge to use the Networks.

          14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Bridge shall not attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

15.  CONFIDENTIALITY

          15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

          15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                    (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

          15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

          15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

          15.5. Bridge and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

          15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

          15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.       INDEMNIFICATIONS

          16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Bridge or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on the Effective Date or (ii) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (iii) equipment or software used by Bridge and not provided by SAVVIS. Bridge shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Bridge harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

          16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Bridge's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Bridge the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Bridge may terminate the affected portion of such Network, and SAVVIS shall refund to Bridge any prepaid charges therefor.

          16.3. Subject to Section 12, Bridge will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                    (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Bridge; and

                    (b) claims for infringement of patents arising from the use by Bridge of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                    (c) the violation of any representations, warranties and covenants made by Bridge in this Agreement.

          16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Bridge or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                    (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                    (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

17.        DISPUTES

          17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this
                    Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

          17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

          17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

          17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Bridge, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

          17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

          17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

          17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

          17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

          17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Bridge unless otherwise directed by Bridge. This Section shall not apply where (a) Bridge is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Bridge and Bridge does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.       FORCE MAJEURE

          18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

          18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Bridge may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Bridge for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Bridge's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

          18.3. In the event that a force majeure condition shall continue for more than 60 days, Bridge may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

          18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Bridge of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under
                    Section 2.2 or Section 7, other than those specified in this
                    Section 18.

19.       GENERAL PROVISIONS

          19.1. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

          19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between
                    the  parties  and  supersedes   any  prior
                    understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

          19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

          19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Bridge:      Bridge Information Systems, Inc.
                                     Three World Financial Center
                                     New York, New York 10285
                                     (212) 372-7195 (fax)
                                     Attention: Zachary Snow,
                                                Executive Vice President
                                                  and General Counsel

                  If to SAVVIS:      SAVVIS Communications Corporation
                                     717 Office Parkway
                                     St. Louis, Missouri 63141
                                     (314) 468-7550 (fax)
                                     Attention:  Steven M. Gallant,
                                                 Vice President and
                                                   General Counsel

                    Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

          19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Bridge. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

          19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                                               SAVVIS COMMUNICATIONS CORPORATION

                                               By
                                                     ---------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

                                               BRIDGE INFORMATION SYSTEMS, INC.
                                       23

                                               By
                                                     ---------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

                                  SCHEDULE 2.2
                          QUALITY OF SERVICE STANDARDS

1.       FOR THE COLLECTION NETWORK AND DISTRIBUTION NETWORK:

         (a) Between any two Installation Sites on the Collection Network and the Distribution Network that are connected by fully redundant circuits provided with the Acquired Network
                  Facilities there shall be not less than 99.99% end-to-end availability during each one-month period between such
                  Installation Sites during the Market Hours at such Installation Sites.

         (b) There shall be delivered not less than 99.99% of all data packets offered to such Network during each one-month period.

         (c) The average round-trip latency period for the Collection Network and the Distribution Network using the Acquired Network Facilities during each one-month period shall not exceed:

               (i) 150 milliseconds within each of the following geographic regions: (i) the United States, (ii) the Americas, (iii) Europe, and (iv) Asia; and

               (ii) 250 millisecond between any two of such geographic regions.

2.        FOR THE OA NETWORK:

         (a) Between any two Installation Sites on the OA Network that are connected by circuits provided with the Acquired Network Facilities there shall be not less than 99.90% end-to-end availability during each one-month period between such
                  Installation Sites during the Market Hours at such Installation Sites.

         (b) There shall be delivered not less than 99.90% of all data packets offered to the OA Network during each one-month period.

         (c) The average round-trip latency period for the OA Network using the Acquired Network Facilities for each one-month period shall not exceed:

               (i) 150 milliseconds within each of the following geographic regions: (i) the United States, (ii) the Americas, (iii) Europe, and (iv) Asia; and

               (ii) 250 millisecond between any two of such geographic regions.

3.       CREDIT AMOUNTS

         Amounts to be credited if the Quality of Service Standards are not met with respect to a particular Installation Site in any month shall be as follows during the first Agreement Year, according to the connection speed at such Installation Site:

              CONNECTION SPEED              MONTHLY CREDIT

                     T1                           *

                  256 KBS                         *

                  128 KBS                         *

                   56 KBS                         *

                    ISDN                          *

                     E1                           *



CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                 SCHEDULE 3.1

                                     PRICING


1.        DEFINITIONS.

          1.1. "BACKBONE LOCAL ACCESS FACILITIES" means the local access line or other local communications circuit provided by a local exchange carrier connecting long-haul circuits to a SAVVIS POP.

          1.2. "INITIAL POP THRESHOLD REVENUE" with respect to any metropolitan area means an amount equal to 2.5 times the sum of:

               (a)  (i) * if the POP is built by SAVVIS,

                    (ii)* if the POP is leased to SAVVIS, plus

               (b) the actual cost to SAVVIS of extending two redundant circuits of the SAVVIS long-haul circuits to a SAVVIS POP in such metropolitan area, plus

               (c)  the  actual  cost  to  SAVVIS  for  Backbone   Local  Access
                    Facilities connecting the two redundant long-haul circuits to such SAVVIS POP, plus

               (d) the actual cost to SAVVIS of obtaining collocation and power for such SAVVIS POP.

          1.3. "INSTALLATION SITE" means any facility of Bridge or a Bridge Subsidiary or of vendors or customers of Bridge or a Bridge Subsidiary at which one or more of the Networks is installed.

          1.4. "INSTALLATION SITE LOCAL ACCESS FACILITIES" means the local access line or other local communications circuit provided by a local exchange carrier connecting an Installation Site to a SAVVIS POP.

          1.5. "LOCAL  ACCESS  FACILITIES"  means the local access line or other
               local  communications   circuit  provided  by  a  local  exchange
               carrier.

          1.6. "POP" means point-of-presence.

          1.7. "SUBSEQUENT   POP   THRESHOLD   REVENUE"   with  respect  to  any
               metropolitan area means an amount equal to 2.5 times the sum of:

               (a)  (i) * if the POP is built by SAVVIS, or

                    (ii) * if the POP is leased by SAVVIS, plus

               (b) the actual cost to SAVVIS of connecting a second switch to an existing switch in such metropolitan area by means of a DS3 circuit, plus

               (c) the actual cost to SAVVIS of obtaining collocation and power for such second switch.

          1.8. "POP SITE" means any Installation Site that accesses a SAVVIS POP by means of Local Access Facilities.

          1.9. "NON-POP SITE" means any Installation Site other than a POP Site.

2.        FIRST-YEAR PRICE FOR NETWORKS USING ACQUIRED NETWORK FACILITIES

          2.1. For the first Agreement Year in the Initial Term of this Agreement, Bridge and the Bridge Subsidiaries shall pay SAVVIS and the SAVVIS Subsidiaries for the Networks using the Acquired Network Facilities plus the Short-Term Call Assets in the aggregate amount determined as follows, allocated between this Agreement and the Local Network Services Agreements substantially in the form attached as Exhibit A hereto:

               (a)  The sum of:

                    (i) the actual cost to Bridge of operating the Networks as of October 31, 1999; plus

                    (ii) the actual cost to Bridge of the employees  transferred from Bridge to SAVVIS for the operation of the Networks, determined on the basis of the actual salaries of such employees plus a benefits loading factor to be mutually agreed upon;

               (b) less the actual cost to Bridge of backbone circuits removed or replaced subsequent to October 31, 1999;

               (c) plus, (i) with respect to the Distribution Network, the actual cost to SAVVIS as of the Effective Date of backbone circuits added or substituted or used in part by any party other than Bridge, subsequent to October 31, 1999, multiplied by the proportionate megabit usage of such circuits by Bridge under this Agreement as of the Effective Date, and further multiplied by 130%; or

                         (ii) with respect to the Collection  Network and the OA
                    Network, the actual cost to SAVVIS as of the Effective Date of backbone circuits added or substituted subsequent to October 31, 1999, multiplied by 130%;

               (d) plus the actual cost to Bridge of the additional Local Access Facilities associated with backbone circuits added subsequent to October 31, 1999.

                    The pricing under the Local Network Services Agreement shall be as set forth in this Schedule 3.1, according to the geographic territory applicable to such Local Network Services Agreement; provided that the pricing for Installation Sites in Latin America shall be mutually agreed upon following an analysis to be conducted by the parties of the costs pertaining to such Installation Sites. Charges under each such Local Network Services Agreement shall be billed locally, in local currency.

3.        FIRST-YEAR PRICES AT ADDITIONAL POP SITES

          3.1. 3.1A. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in the United States, as follows:

               (a) * per month for each T1 port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          3.2. 3.1B. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in Europe, as follows:

               (a) an amount per month to be determined on an individual case basis for each T1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          3.3. 3.1C. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in Asia, as follows:

               (a) an amount per month to be determined on an individual case basis for each T1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).


          3.4. In the event that Bridge wishes to attach any additional servers to a router having a single T1 port, or any fraction thereof, at any POP Site, SAVVIS will provide such service at the rate of $* per month for each such additional server for the first Agreement Year in the Initial Term of this Agreement.

          3.5. Following the first Agreement Year in the Initial Term of this Agreement, the rates and charges for the Networks using Additional Network Facilities at any new POP Site shall be mutually agreed upon by the parties from time to time and set forth in an Addendum to this Agreement in the manner set forth in
               Section 1.2 of this Agreement and Section 7.1 of this Schedule. If the parties fail to reach agreement on any such Addendum prior to the expiration of the Addendum then in effect, the rates and charges shall be determined by binding arbitration as provided below.

          4. 4A. FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN THE UNITED STATES

          4.1. 4A.1. 56 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in the United States at which one or more 56 Kbps ports are provided, as follows:

               (a) * per month for each 56 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          4.2. 4A.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) * per month for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          4.3. 4A.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) * per month for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          4.4. 4A.4 ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 56 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) * per month for each ISDN line, reflecting the cost of equipment and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

5.        4B.  FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN EUROPE

          5.1. 4B.1. 64 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in Europe at which one or more 64 Kbps ports are provided, as follows:

               (a) * per month (* per month in a Distributor Country) for each 64 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          5.2. 4B.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shallpay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) * per month (* per month in a Distributor Country) for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          5.3. 4B.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) an amount per month to be determined on an individual case basis for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          5.4. 4B.4. E1 SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more E1 ports are provided, as follows:

               (a) * per month (* per month in a Distributor Country) for each E1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          5.5. 4B.5. ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 64 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) * per month (* per month in a Distributor Country) for each ISDN line, reflecting the cost of equipment, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such

                    Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

6.        4C.   FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN ASIA

          6.1. 4C.1. 64 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in the United States at which one or more 64 Kbps ports are provided, as follows:

                  (a) * per month (* per month in a Distributor Country) for each 64 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

                  (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

                  (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause
                           (a) and the connection referred to in clause (b).

          6.2. 4C.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) * per month (* per month in a Distributor Country) for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          6.3. 4C.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network

               Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) an amount per month to be determined on an individual case basis for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

          6.4. 4C.4 ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 56 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) * per month for each ISDN line, reflecting the cost of equipment and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such Installation Site to the SAVVIS POP, including equipment installation, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

7.        REDUNDANCY AND BANDWIDTH USAGE

          7.1. The amount due to SAVVIS from Bridge for providing the Networks using Additional Network Facilities at any new Installation Site having full redundancy will be two times the amount due under Sections 3.1, 4A, 4B or 4C above with respect to a single port.

          7.2. Bandwidth usage of any port provided to Bridge by SAVVIS under this Agreement, including both the Acquired Network Facilities and any Additional Network Facilities, shall not exceed 128 Kbps. In the event that Bridge wishes to obtain Bandwidth usage in excess of 128 Kbps on any such port, such usage shall be provided for in an Addendum hereto mutually agreed upon by the parties in the manner set forth in Section 1.2 of the Agreement.

8.        CONVERSION TO POP SITES AND INSTALLATION OF SECOND SWITCH

          8.1. In the event that the aggregate amount that would be paid by Bridge to SAVVIS with respect to Non-POP Sites specified by Bridge in a metropolitan area if such sites were converted to POP Sites equals or exceeds the Initial POP Threshold Revenue per month applicable to such metropolitan area, then, upon written request from Bridge, SAVVIS shall (i) install a switch in a SAVVIS POP in such metropolitan area capable of being accessed by means of a connection using only Installation Site Local Access Facilities, (ii) extend the SAVVIS Backbone to such SAVVIS POP with two redundant circuits, and (iii) convert such Non-POP Sites to POP Sites.

          8.2. In the event that, following the installation by SAVVIS of a switch and the conversion of Non-POP Sites to POP Sites pursuant to Section 6.1 above, the aggregate amount that would be paid by Bridge to SAVVIS with respect to additional Non-POP Sites in a specified metropolitan area if such sites were converted to POP Sites equals or exceeds the Subsequent POP Threshold Revenue per month applicable to such metropolitan area, then, upon written request from Bridge, SAVVIS shall (i) install a second switch in a SAVVIS POP in such metropolitan area capable of being accessed by means of a connection using only Installation Site Local Access Facilities, (ii) connect the two switches by means of a circuit having appropriate transmission capacity, and (iii) convert such additional Non-POP Sites to POP Sites.

9.        DETERMINATION OF RATES AND CHARGES AFTER FIRST AGREEMENT YEAR

          9.1. Following the first Agreement Year in the Initial Term of this Agreement, the rates and charges for the Networks and any Additional Network Facilities as shall be mutually agreed upon by the parties from time to time in an Addendum to this Agreement in the manner set forth in Section 1.2 of this Agreement; provided that the charge for any backbone circuit in the Distribution Network that is not used exclusively for the carriage of Bridge traffic under this Agreement shall be charged to Bridge according to the actual cost to SAVVIS of such backbone circuit multiplied by the proportionate megabit usage of such circuits by Bridge under this Agreement as of the Effective Date, and further multiplied by *. If the parties fail to reach agreement on any such Addendum prior to the expiration of the Addendum then in effect, the rates and charges shall be determined by binding arbitration, as follows:

          9.2. The arbitration shall be conducted by a single arbitrator jointly selected by the parties, who shall be an attorney experienced and knowledgeable in the tariffs and pricing of telecommunications services (the "ARBITRATOR"). If the parties are unable to agree on the selection of the Arbitrator within 30 days, either party may apply to the United States District Court for the Eastern District of Missouri or to the Circuit Court of St. Louis County for the appointment of the Arbitrator.

               (b) Within 10 days following the appointment of the Arbitrator, each party shall submit to the Arbitrator such party's best and final offer for the rates and charges to be set forth in such Addendum.

               (c) The Arbitrator must select the offer of one party or the other as being closer to the Arbitrator's own assessment of what an independent vendor would charge for services similar in nature and volume to those to be covered by such Addendum (the "INDEPENDENT VENDOR PRICE").

               (d) The decision of the Arbitrator shall be final and binding on the parties and shall be incorporated in this Agreement as an Addendum hereto.

               (e) Each party shall bear its own costs in conducting the arbitration, and the non-prevailing party shall pay the fees and expenses of the Arbitrator.

          9.3. At the time any Addendum is entered into with respect to the rates and charges for any POP Site, the amount charged to Bridge for the T-1 ports at such Installation Site shall be not more than the Independent Vendor Price for providing such ports at such Installation Site, as mutually agreed by the parties or as determined by the Arbitrator under Section 8.1, reduced by 75% of the excess, if any, of the Independent Vendor Price for providing such ports over the actual cost to SAVVIS of providing such ports at such Installation Site.

10.       MINIMUM ANNUAL COMMITMENT

          10.1.If the aggregate amounts paid by Bridge to SAVVIS for the Networks hereunder for any Agreement Year during the Initial Term of this Agreement, using not only the Acquired Network Facilities but also any Additional Network Facilities, is less than the Minimum Annual Commitment (as defined below), then the amount of such deficiency shall be payable by Bridge to SAVVIS upon the receipt by Bridge of an invoice therefor, in accordance with
               Section 5 of the Agreement.

          10.2. The "MINIMUM ANNUAL COMMITMENT" shall mean:

               (a) With respect to the first Agreement Year during the Initial Term, the amount set forth in Section 2.1 of this Schedule 3.1;

               (b) With respect to the second Agreement Year during the Initial Term, 110% of the amount set forth in Section 2.1 of this
                    Schedule 3.1;

               (c) With respect to the third Agreement Year during the Initial Term, 120% of the amount set forth in Section 2.1 of this
                    Schedule 3.1;

               (d) With respect to the fourth, fifth and sixth Agreement Years during the Initial Term, an amount equal to 80% of the total amount paid by Bridge and all Bridge Subsidiaries during such Agreement Year to SAVVIS, SAVVIS

                    Subsidiaries   and  third  parties  for  Internet   Protocol
                    backbone and other data transport services;

               (e) With respect to the seventh, eighth and ninth Agreement Years during the Initial Term, an amount equal to 60% of the total amount paid by Bridge and all Bridge Subsidiaries during such Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services.

          10.3.With respect to the fourth Agreement Year and each Agreement Year thereafter, SAVVIS shall have the right, at reasonable times and on reasonable notice, but not more often than once during any Agreement Year, to audit the books and records of Bridge and the Bridge Subsidiaries in order to determine the total amount paid by Bridge and the Bridge Subsidiaries during an Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services. Such audits may be conducted either by SAVVIS personnel or by outside auditors retained by SAVVIS for such purpose, subject to the consent of Bridge to such outside auditors, such consent not to be unreasonably withheld or delayed. Such audits shall be conducted at the expense of SAVVIS, including any additional cost to Bridge in obtaining the cooperation of Bridge's outside auditors that may be required; provided, that if the actual total amount paid by Bridge and the Bridge Subsidiaries during an Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services is determined by such audit to be 105% or more of the amount initially claimed by Bridge with respect to such Agreement Year, then the cost of such audit shall be borne by Bridge.



CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  SCHEDULE 5.2

                        INSTALLATION SITE REMOVAL AMOUNTS


         Amounts by which each monthly invoice from SAVVIS to Bridge shall be reduced resulting from the removal of a particular Installation Site shall be as follows during the first Agreement Year, according to the connection speed at such Installation Site:

         UNITED STATES:

                                          INSTALLATION SITES            INSTALLATION SITES
                                               EXISTING                     ADDED AFTER
              CONNECTION SPEED          AS OF OCTOBER 31, 1999           OCTOBER 31, 1999


                     T1                          *                            *

                  256 KBS                        *                            *

                  128 KBS                        *                            *

                   56 KBS                        *                            *

                    ISDN                         *                            *



         EUROPE:

                                         INSTALLATION SITES         INSTALLATION SITES
                                       AS OF OCTOBER 31, 1999          ADDED AFTER            DISTRIBUTOR COUNTRY
              CONNECTION SPEED                                       OCTOBER 31, 1999

                     T1                         *                          *                           *

                   256 KBS                      *                          *                           *

                   128 KBS                      *                          *                           *

                   64 KBS                       *                          *                           *

                    ISDN                        *                          *                           *

                     E1                         *                          *                           *


 ASIA:


                                         INSTALLATION SITES         INSTALLATION SITES
                                       AS OF OCTOBER 31, 1999          ADDED AFTER            DISTRIBUTOR COUNTRY
              CONNECTION SPEED                                       OCTOBER 31, 1999


                     T1                         *                          *                           *

                   256 KBS                      *                          *                           *

                   128 KBS                      *                          *                           *

                   56 KBS                       *                          *                           *

                    ISDN                        *                          *                           *

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    EXHIBIT A
                                    ---------

                                  FORM OF LOCAL
                           NETWORK SERVICES AGREEMENT


         This LOCAL NETWORK SERVICES AGREEMENT (the "Agreement") is effective as of 12:01 A.M. January 1, 2000 (the "Effective Date") between [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ] ("SAVVIS") and [local Bridge entity], a [limited liability company] incorporated under the laws of [country] ("Bridge").

                                    RECITALS

     A. Bridge is engaged in the business of collecting and distributing various financial, news and other data.

     B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services.

     C. Together  with this  Agreement,  the parties  hereto are entering into a
Local   Transfer   Agreements,   Equipment   Collocation   Permits,   and  Local
Administrative Services Agreements.

     NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       CONTRACT DOCUMENTS AND DEFINITIONS

          1.1. This Agreement shall consist of this Local Network Services Agreement by and between SAVVIS and Bridge, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Attachments, provided that if such a conflict shall arise, the Attachments shall control.

          1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

          1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Network Services Agreement.

               "ACQUIRED NETWORK FACILITIES" means the assets and contracts for the provision of Internet Protocol backbone and other data transport services to the extent acquired by SAVVIS pursuant to the Local Transfer Agreement between Bridge and SAVVIS.

               "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

               "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

               "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

               "BRIDGE" means [local Bridge entity], a [limited liability company] incorporated under the laws of [country], and its successors and assigns.

               "BRIDGE SUBSIDIARY" means any subsidiary of Bridge.

               "CONFIDENTIAL INFORMATION" means all information concerning the business of Bridge, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Bridge by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

               (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

               (b) is or becomes publicly known through no wrongful act of the receiving party; or

               (c)  is rightfully  received by the receiving  party from a third
                    party  without   restriction  and  without  breach  of  this
                    Agreement.

               "DISTRIBUTOR COUNTRY" means any country in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

               "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

               "EVENT OF DEFAULT BY SAVVIS" has the meaning assigned to such term in Section 7.1 of this Agreement.

               "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

               "INSTALLATION SITE" means any facility of Bridge or a Bridge Subsidiary or of vendors or customers of Bridge or a Bridge Subsidiary at which one or more of the Networks is installed.

               "LOCAL EXCHANGE CARRIER" means the local telecommunications provider(s) from which SAVVIS leases the lines it makes available to Bridge.

               "Local Telerate Network Services Agreement" means a local network services agreement pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to an Affiliate of Telerate Holdings, Inc., a Delaware corporation.

               "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Bridge in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

               "NETWORK" and "NETWORKS" have the meaning assigned to such terms in Section 2.1 of this Agreement.

               "NETWORK SERVICES AGREEMENT" means the Network Services Agreement between SAVVIS Communications Corporation, a Missouri corporation,
                                       43
               and Bridge Information Systems, Inc., a Missouri corporation, have effective as of January 1, 2000.

               "POP" means point-of-presence.

               "REPLACED  ROUTERS"  has the  meaning  assigned  to such  term in
               Section 2.7 of this Agreement.

               "QUALITY OF SERVICE STANDARDS" means the standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

               "SAVVIS" means [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ], and its successors and assigns.

               "SAVVIS BACKBONE" means those facilities that are owned by, or leased to, SAVVIS providing telecommunications utilizing the Internet Protocol.

               "SAVVIS SUBSIDIARY" means any subsidiary of SAVVIS.

               "SECURITIES EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

               "TAIL CIRCUIT" means the access line or other communications circuit from the SAVVIS POP to an Installation Site.

               "TRANSITION  PERIOD"  has the  meaning  assigned  to such term in
               Section 6.3 of this Agreement.

2.        THE NETWORKS AND QUALITY OF SERVICE STANDARDS

          2.1. SAVVIS agrees to use the Acquired Network Facilities to provide (or to cause the SAVVIS Subsidiaries to provide) to Bridge and the Bridge Subsidiaries the following managed packet-data transport networks, including the operation, management and maintenance thereof:

               (a) a global office-automation network, providing connectivity between the offices of Bridge (the "OA NETWORK"),

               (b) a global data collection network (the "COLLECTION NETWORK") and

               (c)  a  global  data  distribution   network  (the  "DISTRIBUTION
                    NETWORK"),

               which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

          2.2. Each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in
               Schedule 2.2 hereof.  SAVVIS

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

               may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. SAVVIS shall be responsible for monitoring the performance of the Networks and shall provide Bridge with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Bridge shall be entitled to receive, upon written request by Bridge, a credit in the amount set forth on
               Schedule 2.2 attached hereto, which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month; provided, however, that Bridge shall not be entitled to such credit to the extent that the failure to meet the Quality of Service Standards with respect to such Installation Site is due to (i) a failure of the Acquired Network Facilities to operate in accordance with the Quality of Service Standards on the Effective Date or (ii) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (iii) equipment or software used by Bridge and not provided by SAVVIS. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

          2.3. [Intentionally omitted.]

          2.4. In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits, and to use its best efforts to avoid single points of failure in the engineering design of such Additional Network Facilities, consistent with the level of redundancy specified in the applicable Addendum.

          2.5. Throughout the term of this Agreement, SAVVIS shall use its reasonable best efforts to continue to meet the requests of Bridge to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Bridge to compete on the basis of the quality of the Networks.

3.        RATES AND CHARGES

          3.1. Bridge shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 of the Network Services Agreement.

          3.2. The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared between SAVVIS and Bridge.

          3.3. For any Installation Site to which SAVVIS is providing services both under this Agreement and a Local Telerate Network Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would otherwise be applicable to such Installation Site under this Agreement.

4.        PROVISION OF TAIL CIRCUITS

          4.1. SAVVIS shall use its reasonable efforts to provide a Tail Circuit to Bridge by contracting with the Local Exchange Carrier for access to the Tail Circuit and causing the Tail Circuit to be operated, managed, and maintained as necessary to provide access thereto to Bridge. SAVVIS does not guarantee or warrant the performance of the Tail Circuit or the performance by the Local Exchange Carrier of its obligations under any contract between SAVVIS and the Local Exchange Carrier, applicable laws and regulations, or standards of the industry.

          4.2. Bridge shall not use the Tail Circuit in any way that might cause SAVVIS to violate the terms and conditions under which access to the Tail Circuit is provided by the Local Exchange Carrier, whether such terms and conditions be contractual, regulatory, or other.

          4.3. Bridge shall be responsible for only that portion of SAVVIS' costs attributable to Bridge's own access to and use of the Tail Circuit. In the event that SAVVIS provides access to any third party or parties, Bridge and SAVVIS will follow the procedure set forth in Section 1.2 above in order to establish a mutually agreed upon method or formula for determining the amount to be charged to Bridge, generally based on a pro rata allocation of SAVVIS' total costs among all its customers and other relevant considerations and/or fair and reasonable adjustments in light of the circumstances at that time.

5.        INVOICES

          5.1. The amounts due to SAVVIS from Bridge for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Bridge in [local currency] within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

          5.2. At any time and from time to time, Bridge may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly

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

               invoice from SAVVIS to Bridge shall reflect a reduction in the amount charged to Bridge for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

               (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

               (b) the amounts set forth on Schedule 5.2 of the Network Services Agreement, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to the geographic location and connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

          5.3. Bridge shall pay any sales, use, federal excise, utility, gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Networks. In the alternative, Bridge shall provide SAVVIS with a certificate evidencing Bridge's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

          5.4. Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Bridge is entitled as a result of the resolution of a billing dispute shall be credited promptly to Bridge's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

          5.5. Against the amounts owed by Bridge to SAVVIS under this Agreement, Bridge shall have the right to offset any amounts owed by SAVVIS to Bridge under this Agreement, or otherwise, including without limitation any amounts paid by Bridge on behalf of SAVVIS under guarantees by Bridge of obligations of SAVVIS.

6.        TERM AND EXTENSIONS

          6.1. This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

          6.2. The term of this Agreement may be extended by Bridge for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

          6.3. Upon the termination of this Agreement in accordance with its scheduled expiration or by Bridge pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Bridge shall pay SAVVIS for the use of the Networks at the rates in effect at the effective date of termination. If Bridge has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Bridge until Bridge has completely migrated to another provider.

7.        TERMINATION BY BRIDGE

          7.1. An "Event of Default by SAVVIS" shall be deemed to occur if:

               (a) SAVVIS has failed to a material degree to perform or comply with or has violated any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Bridge; or

               (b)  SAVVIS  becomes the subject of a  voluntary  or  involuntary
                    bankruptcy,   insolvency,   reorganization   or  liquidation
                    proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

               (c) an Event of Default by SAVVIS occurs under the Local Telerate Network Services Agreement.

          7.2. Bridge shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

               (a) Bridge provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Bridge's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

               (b) Bridge provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

          7.3. For purposes of Section 7.1(a), if the Quality of Service Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month.

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

8.        TERMINATION BY SAVVIS

          8.1. SAVVIS shall have the right to terminate this Agreement if:

               (a) Bridge has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Bridge with written notice thereof, provided that Bridge shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

               (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Bridge has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Bridge under this Agreement, and Bridge has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS; or

               (c)  Bridge  becomes the subject of a  voluntary  or  involuntary
                    bankruptcy,   insolvency,   reorganization   or  liquidation
                    proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

               (d) SAVVIS becomes entitled to terminate the Local Telerate Network Services Agreement.

          8.2. Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under
               Section 8.1(b) solely for a failure by Bridge to perform or comply with, a violation by Bridge of, the obligations of Bridge under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Bridge of such Section.

9.        ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

          9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.3, and shall promptly inform Bridge of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Bridge shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

          9.2. If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best

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

               efforts to bring the Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill Bridge for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network
               Facilities are performing in accordance with the Acceptance Criteria.

          9.3. Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Bridge of such test results.

10.       RIGHTS AND OBLIGATIONS OF BRIDGE

          10.1. SITE PREPARATION. For the installation of Additional Network Facilities, Bridge shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Bridge shall ensure that Bridge-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Bridge-provided equipment because it is not on-site by the scheduled installation date, Bridge shall pay SAVVIS to redispatch installation personnel.

          10.2.     Proper Use of Networks.

          10.2.1. Bridge shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Bridge shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

          10.2.2. Bridge shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Bridge's officers, employees, agents or contractors, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

          10.2.3. Bridge shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Bridge shall relieve SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Bridge shall be liable to

                    SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

          10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Bridge shall neither permit nor assist others to abuse or fraudulently use the Networks, or to use the Networks for any unauthorized or illegal purposes, including:

                    (a) obtaining or attempting to obtain service by any fraudulent means or device to avoid payment; or

                    (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

                    (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act; or

                    (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed.

                    Notwithstanding the provisions of Section 8, upon the breach of this Section 10.3 by Bridge, SAVVIS shall have the right to terminate this Agreement immediately upon written notice to Bridge.

10.4.     COVENANT NOT TO COMPETE.

          10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Bridge acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Bridge covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Bridge nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Bridge and the Bridge Subsidiaries shall be free to continue to use the Call Assets and the satellite networks currently used by Bridge, until such Call Assets or satellite networks have been acquired by SAVVIS or the SAVVIS Subsidiaries, and (ii) Bridge shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

          10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this
                    Section  10.4 because the time limit

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

                    applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

          10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this
                    Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

          10.4.4. Bridge specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Bridge hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.       RIGHTS AND OBLIGATIONS OF SAVVIS

          11.1. PROVISION OF THE NETWORKS. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

11.2.     REPRESENTATIONS AND WARRANTIES.

          11.2.1. SAVVIS hereby warrants that the portion of the Networks using the Acquired Network Facilities will operate in accordance with the Quality of Service Standards upon the Effective Date and throughout the term of this Agreement. SAVVIS further warrants that the Networks using any Additional Network Facilities will operate in accordance with the Quality of Service Standards as provided in the applicable Addendum. In the event that the Networks fail to operate in accordance with the Quality of Service Standards, the remedies provided herein or in the applicable Addendum shall apply.

          11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or
                    other   regulatory   body.  If,  during

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

                    the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Bridge 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

          11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          11.3. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS could cause irreparable harm to Bridge, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Bridge shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Bridge in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Bridge, as liquidated damages and not as a penalty, an amount equal to the lesser of (a) the aggregate amounts paid by Bridge to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50, 000,000.

12.       LIMITATIONS OF LIABILITY

          12.1. Neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

          12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Bridge's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Bridge's indemnification obligations with respect to a breach of
                    Section 10.3.

13.       EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

          13.1.     SAVVIS  shall  not  be  responsible  for  the  installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Bridge uses equipment or software not provided by SAVVIS hereunder in a manner that impairs
                    Bridge's use of the Networks, Bridge shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Bridge. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Bridge shall eliminate the likelihood of such hazard, interference or service obstruction.

          13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Bridge. SAVVIS shall, upon the receipt of appropriate specifications from Bridge, inform Bridge of the compatibility with the Networks of any equipment or software that Bridge proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the effects, if any, of the Networks on the operating characteristics and efficiency of any such equipment or software.

14.       PROPRIETARY RIGHTS; LICENSE

          14.1. SAVVIS hereby grants to Bridge a non-exclusive and non-transferable license to use all programming and software necessary for Bridge to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Bridge to use the Networks.

          14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Bridge shall not attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

15.       CONFIDENTIALITY

          15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

          15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                    (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

          15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

          15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

          15.5. Bridge and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

          15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

          15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.      INDEMNIFICATIONS

          16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Bridge or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on the Effective Date or (ii) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (iii) equipment or software used by Bridge and not provided by SAVVIS. Bridge shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Bridge harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

          16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Bridge's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Bridge the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Bridge may terminate the affected portion of such Network, and SAVVIS shall refund to Bridge any prepaid charges therefor.

          16.3. Subject to Section 12, Bridge will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                    (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Bridge; and

                    (b) claims for infringement of patents arising from the use by Bridge of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                    (c) the violation of any representations, warranties and covenants made by Bridge in this Agreement.

          16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Bridge or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                    (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                    (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

17.       DISPUTES

          17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this
                    Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

          17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

          17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

          17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Bridge, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

          17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

          17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

          17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

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

          17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

          17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Bridge unless otherwise directed by Bridge. This Section shall not apply where (a) Bridge is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Bridge and Bridge does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.       FORCE MAJEURE

          18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

          18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Bridge may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Bridge for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Bridge's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

          18.3. In the event that a force majeure condition shall continue for more than 60 days, Bridge may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

          18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Bridge of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under Section 2.2 or Section 7, other than those specified in this Section 18.

19.       GENERAL PROVISIONS

          19.1. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

          19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

          19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

          19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                    If to Bridge:   Bridge Information Systems, Inc.
                                    Three World Financial Center
                                    New York, New York 10285
                                            (212) 372-7195 (fax)
                                    Attention: Zachary Snow,
                                               Executive Vice President and
                                                 General Counsel

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

                   If to SAVVIS:    SAVVIS Communications Corporation
                                    717 Office Parkway
                                    St. Louis, Missouri 63141
                                    (314) 468-7550 (fax)
                                    Attention:  Steven M. Gallant,
                                                Vice President and
                                                   General Counsel


                    Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri in the United States of America, without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

          19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Bridge. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

          19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                                                     [local SAVVIS entity]

                                                     By
                                                        ------------------------
                                                     Name:

                                                        ------------------------
                                                     Title:
                                                        ------------------------

                                                     [local Bridge entity].

                                                     By
                                                        ------------------------
                                                     Name:

                                                        ------------------------
                                                     Title:
                                                        ------------------------

                                  SCHEDULE 2.2
                          QUALITY OF SERVICE STANDARDS

1.        FOR THE COLLECTION NETWORK AND DISTRIBUTION NETWORK:

          (a) Between any two Installation Sites on the Collection Network and the Distribution Network that are connected by fully redundant circuits provided with the Acquired Network Facilities there shall be not less than 99.99% end-to-end availability during each one-month period between such Installation Sites during the Market Hours at such Installation Sites.

          (b) There shall be delivered not less than 99.99% of all data packets offered to such Network during each one-month period.

          (c)  The average  round-trip latency period for the Collection Network
               and  the   Distribution   Network  using  the  Acquired   Network
               Facilities during each one-month period shall not exceed:

               (i) 150 milliseconds within each of the following geographic regions: (i) the United States, (ii) the Americas, (iii) Europe, and (iv) Asia; and

               (ii) 250 millisecond between any two of such geographic regions.

2.        FOR THE OA NETWORK:

          (a) Between any two Installation Sites on the OA Network that are connected by circuits provided with the Acquired Network
               Facilities there shall be not less than 99.90% end-to-end availability during each one-month period between such Installation Sites during the Market Hours at such Installation Sites.

          (b) There shall be delivered not less than 99.90% of all data packets offered to the OA Network during each one-month period.

          (c) The average round-trip latency period for the OA Network using the Acquired Network Facilities for each one-month period shall not exceed:

               (i) 150 milliseconds within each of the following geographic regions: (i) the United States, (ii) the Americas, (iii) Europe, and (iv) Asia; and

               (ii) 250 millisecond between any two of such geographic regions.

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
3.        CREDIT AMOUNTS

          Amounts to be credited if the Quality of Service Standards are not met with respect to a particular Installation Site in any month shall be as follows during the first Agreement Year, according to the connection speed at such Installation Site:

CONNECTION SPEED       MONTHLY CREDIT       MONTHLY CREDIT        MONTHLY CREDIT
                          [EUROPE]              [ASIA]              [AMERICAS]       DISTRIBUTOR COUNTRY


       T1                     *                    *                    *                     *

    256 KBS                   *                    *                    *                     *

    128 KBS                   *                    *                    *                     *

     64 KBS                   *                    *                    *                     *

      ISDN                    *                    *                    *                     *

       E1                     *                    *                    *                     *





CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


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